Income Taxes - Reconciliation (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of the Company's statutory income tax rate to the Company's effective income tax rate
Income at US statutory rate	21.00%	21.00%
State taxes, net of federal benefit	1.56%	1.59%
Permanent differences	(2.68%)	(0.02%)
Recapitalization	36.49%	0.00%
Pass through income to members	(32.71%)	(21.13%)
Valuation allowance	(17.22%)	0.00%
Other	0.00%	0.51%
Effective income tax rate	6.44%	1.95%